EXHIBIT 23.1
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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 25, 2003, in the Registration Statement (Post-Effective Amendment No. 1 to Form S-1) and related Prospectus of Medis Technologies Ltd.


April 4, 2005                                                  Ernst & Young LLP

New York, New York